SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 21, 2005

MedImmune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19131	52-1555759
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One MedImmune Way, Gaithersburg, MD 20878

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 398-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 21, 2005, MedImmune, Inc. (the “Company”) issued a press release announcing the Company’s results for the three-month and six-month periods ended June 30, 2005 and will conduct a previously announced, publicly available conference call to discuss those results.  A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished in its entirety pursuant to Item 2.02.  Exhibit 99.1 is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any registration statements filed under the Securities Act of 1933 or any report filed under the Securities Exchange Act of 1934, except as described below under the caption “Item 8. Other Events.”

Item 8.01 Other Events

Exhibit 99.1, other than the section captioned “Looking Ahead in 2005” is incorporated by reference under this item.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 21, 2005, titled “MedImmune Reports 2005 Second Quarter and Six-Month Financial Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedImmune, Inc.

Date: July 21, 2005	/s/ Mark E. Spring
Mark E. Spring
Vice President, Finance and Controller
Principal Accounting Officer